UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  January 11, 2017
Earliest Event Date requiring this Report:  January 30, 2017
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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Florida	000-28831	84-1047159
(State of Incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

350 Jim Moran Blvd.
Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 570-8889
(Registrant's telephone number, including area code)

ITEM 7.01 REGULATION FD DISCLOSURE.

On January 11, 2017, Capstone Companies, Inc., a Florida corporation, (Company) issued a press release announcing that Stewart Wallach, President and Chief Executive Officer of the Company, and Gerry McClinton, Chief Financial Officer of the Company, will be participating at the Noble Financial Capital Markets 13th Annual Investor Conference (Noble-Con13) on Monday, January 30, 2017 in Boca Raton, Florida.  Mr. Wallach and Mr. McClinton will make a presentation on the Company at Noble-on13.

The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.  The presentation will be filed as an exhibit to an amendment to this Current Report on Form 8-K as well as being made available by a link on the Company's website.  The contents of the URL's referenced in this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are not incorporated herein and are not made a part of this Current Report on Form 8-K.

In accordance with General Instruction B.2 on Form 8-K, the information set forth in this Item 7.01 and the press release attached to this report as Exhibit 99.1 is "furnished" and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended.

ITEM 9.01.    Financial Statements and Exhibits.

EXHIBIT NUMBER	DESCRIPTION
99.1	Capstone Companies, Inc. Press Release re: Presentation at Noble Financial Capital Markets 13th Annual Investor Conference, dated January 11, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

Date:    January 11, 2017

By: /s/ Stewart Wallach
Chief Executive Officer